PROVISIONS	12 Months Ended
Dec. 31, 2022
Provisions
PROVISIONS

20.	PROVISIONS

Post-flood repair
CNY

As of January 1, 2022	—
Additional provision	808
Amounts utilized during the year	(314)

As of December 31, 2022	494
Current portion	494

As of December 31, 2022 (US$)	72
Current portion (US$)	72

In June 2022, the wastewater treatment infrastructure of the service concession arrangement operated by the Company’s subsidiary, Shaoguan Angrui was partially destroyed due to flooding. Shaoguan Angrui has committed to repair the infrastructure to restore the original production capacity of the infrastructure in the next year. A provision has been recognized for the expected expenditures associated with the repair.